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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-88008) and Form S-8 (File Nos. 33-44547, 33-82782, 333-43024, 333-42383 and 33-101571) of Osteotech, Inc. and
Subsidiaries (the "Company") of our report dated March 25, 2005 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Florham Park, New Jersey
March 30, 2006